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                                                                EXHIBIT 10.17(b)

                       GUARANTEE AND POSTPONEMENT OF CLAIM

Dated as of May 13, 1998

BY:      STOCKER & YALE, INC.

         For good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby guarantees to THE TORONTO-DOMINION BANK (the "BANK") the full and complete payment by LASIRIS INC. ("Lasiris"), LASIRIS HOLDINGS, INC., 2620-1483 QUEBEC INC. and 9063-5251 QUEBEC INC. (individually, a "DEBTOR" and collectively, the "DEBTORS") of all the Debtors' present and future indebtedness and liabilities to the Bank, direct or indirect, actual or contingent, in principal, interest or otherwise and any other amount for which any of the Debtors is or may become liable to the Bank, whether at maturity or by acceleration or otherwise under the Loan Documents, as defined below, and under that certain letter agreement dated April 22, 1998 between the Bank and Lasiris, as accepted by Lasiris in April, 1998 (collectively, the "OBLIGATIONS"), the whole in accordance with the following provisions:

1. The liability of the undersigned under this Guarantee shall be solidary with the Debtors and with any co-sureties, the undersigned expressly waiving all benefits of division and discussion.

2. The undersigned acknowledges and confirms that this Guarantee does not fall within the scope of Article 2362 of the CIVIL CODE OF QUEBEC. However, in the event that such Article were found to be applicable to this Guarantee, then the following provisions shall apply:

2.1 the notice of termination therein referred to shall be considered sufficient only if it is given in writing to the Bank and to all others concerned at least 30 days prior to the proposed effective date of termination; and

2.2 upon receipt by the Bank of any such notice (a) the undersigned shall immediately lose the benefit of the term inasmuch as it could claim any such benefit, and (b) the Bank may thereupon demand from the undersigned the immediate payment of the Obligations or any part thereof and to the extent that the underlying indebtedness of any of the Debtors is not yet due and payable, it shall be deemed accelerated and, as against the undersigned, shall be immediately exigible.

3. Notwithstanding any law or usage to the contrary, none of the following shall have the effect of limiting or lessening the liability of the undersigned under this Guarantee:

3.1 Any change in the legal status of the undersigned, any of the Debtors or the Bank, or its amalgamation with one or more other entities, or the winding-up, bankruptcy or insolvency of any of the Debtors or any co-surety.

3.2 Any misdescription or change in the name of the undersigned, any of the Debtors or the Bank.

3.3 The absence of Obligations at any particular time or any fluctuations in the level of the Obligations from time to time without the prior knowledge or consent of the undersigned.

3.4 Any partial or complete novation of the Obligations or any other cause of extinction of the Obligations, except (but subject to the preceding paragraph) the full and complete payment thereof validly made.

3.5 Any loss of security or any discharge or extinction by the Bank of security or suretyships in respect of the Obligations except as a result of the Bank's own intentional or gross fault.



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3.6      Any irregularity or defect of form or substance, any incapacity, disability, absence or limitation of status or power of any of the Debtors or of the undersigned or their respective representatives.

3.7 The fact that the undersigned may or may not as of the date hereof or may hereafter have or cease to have, with or without the knowledge of the Bank, business dealings with any of the Debtors or be a shareholder, security holder, affiliate, associate or be in any other way related with any of the Debtors or any co-surety or have any other interest therein.

3.8 The fact that the Bank may have, in its entire discretion and without the prior knowledge or consent of the undersigned,

         (a) obtained from any of the Debtors or any other person any security or suretyship, or failed to obtain such security or suretyship;

         (b) waived or released in whole or in part, with or without consideration, any security or suretyship held by it;

         (c) neglected or failed to realize in whole or in part any security or suretyship held by it, or neglected or failed to operate or allege any right of compensation or set-off;

         (d) accepted or failed to obtain any renewal of notes or other evidences of indebtedness;

         (e)      granted or refused any delay for payment;

         (f) made with any of the Debtors or any other person responsible with or for it any composition or arrangement;

         (g) changed the terms of repayment, the interest rate or any other covenant in respect of the Obligations unless such change has the effect of reducing the Obligations;

         (h) applied any amount received on any other debt of any of the Debtors, even on a debt which was not then payable, guaranteed or secured;

         (i) terminated for any reason any credit facility or credit commitment granted to any of the Debtors;

         (j) reduced or increased any of the Debtors' credit to any amount or allowed the creation of overdrafts.

4. All present and future claims of the undersigned against the Debtors and all securities, if any, relating thereto are hereby fully subordinated and postponed by the undersigned to the present and future claims of the Bank against any of the Debtors (including claims, if any, not covered by this Guarantee).

5. The undersigned shall refrain from exercising any benefit of subrogation in the rights and security of the Bank until the Bank's claims against the Debtors (including claims, if any, not covered by this Guarantee) have been fully paid, and the Bank shall have priority over the undersigned on all assets of any of the Debtors or of any co-surety in all circumstances, including, but without limitation, a liquidation or the sale of an enterprise.

6. Notwithstanding Article 2366 of the CIVIL CODE OF QUEBEC, should the Bank be obligated by any bankruptcy or other law to repay or reconvey to any of the Debtors or any of its creditors, or to any trustee, receiver or other representative thereof, an amount previously paid or property previously conveyed to the Bank by or on behalf of any of the Debtors, then this Guarantee shall be reinstated with respect to the amount of the Obligations satisfied by such payment or conveyance before it was caused to be returned. The Bank shall not be required to litigate or otherwise


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dispute its obligation to make such repayment or reconveyance if it believes in good faith that such obligation exists.

7. The undersigned undertakes to pay to the Bank without asserting any right of compensation or set-off (which rights are expressly waived by the undersigned) the full amount of the undersigned's indebtedness and liabilities hereunder forthwith upon demand made in writing by the Bank which shall be deemed validly made if sent by ordinary mail at the last address of the undersigned known to the Bank, and which notice shall be deemed to have been received by the undersigned on the third day following its date of mailing. From and after the date of such notice, the amount claimed by the Bank from the undersigned hereunder shall bear interest at the rate applicable to the Obligations from time to time. The costs and expenses recoverable by the Bank from the undersigned hereunder shall include in particular all expenses which the Bank may incur in respect of the collection, by way of legal proceedings or otherwise, of its claim against any of the Debtors or the undersigned.

8. The Bank is authorized (but with no obligation on its part to do so) to set-off from any sum owed by the Bank to the undersigned, any amount in respect of which the undersigned has agreed to become obligated to the Bank hereunder in principal, interest or otherwise.

9. If, for the purpose of obtaining judgment in any court, it is necessary to convert any sum due hereunder in a foreign currency into Canadian Dollars, the rate of exchange used shall be that which in accordance with normal banking procedures, the Bank could purchase such foreign currency with Canadian Dollars on the business day preceding that on which a final judgment is rendered. The obligation of the undersigned in respect of any such sum due to the Bank hereunder shall, notwithstanding any judgment in Canadian Dollars, be discharged only to the extent that on the business day following receipt by the Bank of any sum adjudged to be so due in Canadian Dollars, the Bank may, in accordance with normal banking procedures, purchase such foreign currency with Canadian Dollars; if the foreign currency so purchased is less than the sum originally due to the Bank in such foreign currency, the undersigned agrees, as a separate obligation and notwithstanding any judgment, to indemnify the Bank against such loss, and if the foreign currency so purchased exceeds the sum originally due to the Bank in such foreign currency, the Bank shall, to the extent that all actual or contingent liabilities and obligations of the undersigned to the Bank hereunder or otherwise have been discharged or duly provided for, remit such excess to the undersigned or its assigns.

10. All payments under this guarantee shall be made free and clear of all taxes, levies, imposts, assessments, duties, charges, fees, restrictions and other payments and conditions. If any such taxes, levies, imposts, assessments, duties, charges, fees, restrictions or other payments or conditions are so levied or imposed, the undersigned will (a) make additional payments in such amounts so that every net payment of all amounts payable by it under this Guarantee, after withholding or deduction for or on account of any such present or future taxes, levies, imposts, assessments, duties, charges, fees, restrictions or other payments or conditions (including any tax imposed on or measured by net income of the Bank attributable to payments made to or on behalf of the Bank pursuant to this Section 10 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction, (b) make such withholding or deduction, and (c) remit the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law.

11. This Guarantee shall be construed in accordance with the laws of Quebec and the undersigned agrees that any lawsuit, action or proceeding arising out of or relating to this Guarantee may be instituted in the courts of such Province, and the undersigned accepts and irrevocably submits to the jurisdiction of the said courts and acknowledges their competence and agrees to be bound by any judgment thereof; provided that nothing herein shall limit the Bank's rights to bring proceedings against the undersigned elsewhere. The undersigned irrevocably consents to the service of any and all process in such litigation by the mailing of copies of such process to the undersigned at its address for notices specified pursuant to the Credit Agreement, as amended, dated as of the date hereof between Lasiris Inc. and the Bank (as amended, supplemented, renewed, extended or modified from time to time, the "CREDIT AGREEMENT") or by personal service within or without the Province of Quebec in a manner permitted by the laws of such province. The undersigned hereby expressly and irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the undersigned has or hereafter may acquire any immunity from jurisdiction of any court or from any legal


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process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Guarantee.

12. This Guarantee shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

13. To the extent not prohibited by applicable law which cannot be waived, the undersigned hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Guarantee, or any of the other Loan Documents, as defined in the Credit Agreement (the "LOAN DOCUMENTS"), or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Bank or of the undersigned in respect thereof. The undersigned acknowledges and agrees that it has received full and sufficient consideration for this provision (and each other provision of this Guarantee) and that this provision is a material inducement for the Bank entering into the Loan Documents to which it is a party. The undersigned acknowledges that it has been informed by the Bank that the provisions of this Section 13 constitute a material inducement upon which the Bank has relied, is relying and will rely in entering into this Guarantee and the other Loan Documents. The Bank or the undersigned may file an original counterpart or a copy of this Section 13 with any court as written evidence of the consent of the undersigned to the waiver of their right to trial by jury.

14. THE UNDERSIGNED ACKNOWLEDGES AND CONFIRMS HAVING REQUESTED AND OBTAINED FROM THE BANK EVERY USEFUL INFORMATION RESPECTING THE CONTENT AND THE TERMS AND CONDITIONS OF THE OBLIGATIONS AND THE PROGRESS MADE IN THE PERFORMANCE THEREOF.

15. The undersigned confirms its express wish that this Guarantee be drawn-up in English and declares to be satisfied therewith. LE SIGNATAIRE CONFIRME SA VOLONTE EXPRESSE DE VOIR CE CAUTIONNEMENT REDIGE EN ANGLAIS ET S'EN DECLARE SATISFAIT.

                                   STOCKER & YALE, INC.

                                   per: /s/ Mark W. Blodgett
                                       -----------------------------------------
                                       Authorized Representative